EXHIBIT 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

I, Liu Yi-Sun, Chief Financial Officer of Uni Core Holdings Corporation (Company), do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

the Quarterly Report on Form 10-Q of the Company for the quarter ended December 31, 2014 (Report) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the periods presented therein.

Date:	January 20, 2015	/s/ Liu Yi-Sun
Liu Yi-Sun
Chief Financial Officer
(Principal Financial Officer)